POWER OF ATTORNEY

	    KNOW ALL PERSONS BY THESE PRESENTS, that the

undersigned hereby makes, constitutes and appoints Kevin M. McNamara as the undersigned's true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:

	    (1) prepare, execute,
acknowledge,
deliver and file a Form ID
(including any amendments or
authentications
thereto) with respect to obtaining EDGAR codes, with the U.S. Securities and Exchange Commission;

	    (2) prepare,
execute, acknowledge,
deliver and file Forms 3, 4 and 5
(including any
amendments thereto) with
respect to the securities of
HealthSpring,
Inc., a Delaware corporation
(the "Company"), with the U.S.
Securities
and Exchange Commission, any
national securities exchanges and the

Company, as considered necessary or
advisable under Section 16(a) of
the
Securities Exchange Act of 1934 and
the rules and regulations
promulgated
thereunder, as amended from time to
time (the "Exchange
Act");

	    (3) seek or obtain, as the
undersigned's
representative and on the
undersigned's behalf, information
on
transactions in the Company's securities from any third party,

including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release
of information; and

	    (4) perform any and all other
acts which in
the discretion of such
attorney-in-fact are necessary or
desirable for
and on behalf of the
undersigned in connection with the
foregoing.


		  The undersigned acknowledges that:

	    (1)
this Power of
Attorney authorizes, but does not require, such

attorney-in-fact to act
in his or her discretion on information
provided to such attorney-in-fact
without independent verification of
such information;

	    (2) any
documents prepared and/or executed
by such attorney-in-fact on behalf of
the undersigned pursuant to this
Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

	    (3) neither
the Company nor such
attorney-in-fact assumes (i) any
liability for the
undersigned's
responsibility to comply with the requirements of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange
Act; and


(4) this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the
Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act.


The
undersigned hereby gives and grants the foregoing attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the
foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, with full power of substitution and revocation, hereby ratifying all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Power of Attorney.

	    This Power of Attorney shall remain in
full force
and effect until
revoked by the undersigned in a signed
writing delivered
to such
attorney-in-fact.

	    IN WITNESS
WHEREOF, the undersigned
has caused this Power of Attorney
to be
executed as of this 25th day of
January, 2006.


							    /s/
J. Gentry Barden

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Print Name: J. Gentry Barden